POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ J. Hyatt Brown

J. Hyatt Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ J. Powell Brown

J. Powell Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Lawrence L. Gellerstedt III

Lawrence L. Gellerstedt III

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ James C. Hays

James C. Hays

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Theodore J. Hoepner

Theodore J. Hoepner

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ James S. Hunt

James S. Hunt

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Toni Jennings

Toni Jennings

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Timothy R.M. Main

Timothy R.M. Main

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Jaymin B. Patel

Jaymin B. Patel

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ H. Palmer Proctor, Jr.

H. Palmer Proctor, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Wendell S. Reilly

Wendell S. Reilly

POWER OF ATTORNEY

The undersigned constitutes and appoints R. Andrew Watts and Anthony M. Robinson, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 3, 2023 /s/ Chilton D. Varner

Chilton D. Varner